PRUvider(SM) Variable
                          Appreciable Life(R) Insurance

                                   PROSPECTUS

                        The Pruco Life PRUvider Variable
                             Appreciable Account and
                        The Prudential Series Fund, Inc.

                                   May 1, 1998








                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1998

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT


PRUVIDER (SM)
VARIABLE APPRECIABLE LIFE (R)
INSURANCE CONTRACT

This prospectus describes a variable life insurance contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Pruco Life calls this contract its PRUVIDER(sm) Variable APPRECIABLE LIFE(R) Insurance Contract* (the "Contract"). The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). The Contract also generally provides a cash surrender value which does not have a guaranteed minimum amount.

The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of Pruco Life and are invested in one or both of the current subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account (from now on, the "Account"). In this case, the assets will be invested in the corresponding portfolio of The Prudential Series Fund, Inc. (from now on, the "Series Fund"). The two portfolios of the Series Fund currently available to Contract owners are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. The contract owner may also choose to have the assets invested in a FIXED-RATE OPTION. This prospectus describes the Contract generally, the Pruco Life PRUVIDER Variable Appreciable Account and the securities issued by the Series Fund.

Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have flexibility as to when and in what amounts they pay premiums.

Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Pruco Life representative. If you do purchase the Contract, you should retain this prospectus for future reference, together with the Contract itself that you will receive.

Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to the Pruco Life Insurance Company at the address shown below.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992

                            Telephone: (800) 437-4016


*PRUVIDER is a service mark of Prudential.
 APPRECIABLE LIFE is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION AND SUMMARY.......................................................1
         BRIEF DESCRIPTION OF THE CONTRACT.....................................1
         BALANCED PORTFOLIOS...................................................3
                  CONSERVATIVE BALANCED PORTFOLIO..............................3
                  FLEXIBLE MANAGED PORTFOLIO...................................4
         FIXED-RATE OPTION.....................................................4
         TRANSFERS BETWEEN INVESTMENT OPTIONS..................................4
         THE SCHEDULED PREMIUM.................................................4
         PAYMENT OF HIGHER PREMIUMS............................................4
         CONTRACT LOANS........................................................4
         PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS................4

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND......................5

PORTFOLIO RATES OF RETURN......................................................7

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED
  PREMIUMS.....................................................................8

GENERAL INFORMATION ABOUT PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
         AND THE FIXED RATE OPTION.............................................9
         PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT......................9
         THE FIXED-RATE OPTION.................................................9

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................10
         REQUIREMENTS FOR ISSUANCE OF A CONTRACT..............................10
         SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".........................10
         CONTRACT FEES AND CHARGES............................................10
                  Deductions from Premiums....................................10
                  Deductions from Portfolios..................................10
                  Monthly Deductions from Contract Fund.......................11
                  Daily Deduction from the Contract Fund......................12
                  Surrender or Withdrawal Charges.............................12
                  Transaction Charges.........................................13
         CONTRACT DATE........................................................13
         PREMIUMS ............................................................13
         ALLOCATION OF PREMIUMS...............................................14
         TRANSFERS............................................................14
         HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE.............15
         HOW A CONTRACT'S DEATH BENEFIT WILL VARY.............................15
         CONTRACT LOANS.......................................................16
         SURRENDER OF A CONTRACT..............................................16
         LAPSE AND REINSTATEMENT..............................................17
                  Fixed Extended Term Insurance...............................17
                  Fixed Reduced Paid-Up Insurance.............................17
                  Variable Reduced Paid-Up Insurance..........................17
                  What Happens If No Request Is Made?.........................17
         PAID-UP INSURANCE OPTION.............................................17
         WHEN PROCEEDS ARE PAID...............................................18
         LIVING NEEDS BENEFIT.................................................18
                  Terminal Illness Option.....................................18
                  Nursing Home Option.........................................18
         VOTING RIGHTS........................................................19
         REPORTS TO CONTRACT OWNERS...........................................19
         TAX TREATMENT OF CONTRACT BENEFITS...................................20
                  Treatment as Life Insurance.................................20
                  Pre-Death Distributions.....................................20
                  Other Tax Consequences......................................20
                  Withholding.................................................20
         OTHER CONTRACT PROVISIONS............................................21

FURTHER INFORMATION ABOUT THE SERIES FUND.....................................21

                                                                            PAGE

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..........................21
         BALANCED PORTFOLIOS..................................................21
                  Conservative Balanced Portfolio.............................21
                  Flexible Managed Portfolio..................................22
         FOREIGN SECURITIES...................................................24
         RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES
         RATED BELOW INVESTMENT GRADE.........................................24
         OPTIONS, FUTURES CONTRACTS AND SWAPS.................................25
         SHORT SALES..........................................................25
         REPURCHASE AGREEMENTS................................................25
         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.......................26
         LOANS OF PORTFOLIO SECURITIES........................................26

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..........................26

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................26
         PORTFOLIO BROKERAGE AND RELATED PRACTICES............................27

STATE REGULATION..............................................................27

EXPERTS  .....................................................................27

LITIGATION....................................................................28

YEAR 2000 COMPLIANCE..........................................................28

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............28

ADDITIONAL INFORMATION........................................................30

FINANCIAL STATEMENTS..........................................................30

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT..A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
  SUBSIDIARIES................................................................B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND.

                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 28.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is VARIABLE LIFE INSURANCE - and variable life insurance has significant investment aspects and requires you to make investment decisions - it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission ("SEC"), and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT

The PRUVIDER Variable APPRECIABLE LIFE Contract (referred to from now on as the "Contract") is issued and sold by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1997, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life has established the Pruco Life PRUVIDER Variable Appreciable Account (the "Account") under Arizona law as a separate investment account whose assets are segregated from all other assets of Pruco Life. Whenever you pay a premium, Pruco Life first deducts certain charges (described below) and, unless you decide otherwise puts the remainder - often called the "net premium" - into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 2 subaccounts and you must decide which one[s] will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. Those two portfolios -- called the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO -- differ in the amount of risk associated with them and are described in more detail below.

Because the assets that relate to the Contract may be invested in these variable investment options, the Contract offers an opportunity for your cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. If you prefer to avoid this risk you may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount of your Contract Fund allocated to that option. See THE FIXED-RATE OPTION, page 9.

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 10. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

          ------------------------------------------------------------
                                 PREMIUM PAYMENT
          ------------------------------------------------------------
                                       |
                ---------------------------------------------
                o    less charge for taxes attributable
                     to premiums
                o    less $2 processing fee
                ---------------------------------------------
                                       |
     ---------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

          o    To be invested in one or a combination of:
               o  The Conservative Balanced Portfolio
               o  The Flexible Managed Portfolio
               o  The Fixed-Rate Option
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                  DAILY CHARGES

     o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the subaccounts for mortality and expense risks.

     o Management fees and expenses are deducted from the assets of the Series Fund. See DEDUCTIONS FROM PORTFOLIOS, page 10.

     ---------------------------------------------------------------------
                                       |
     ---------------------------------------------------------------------
                                 MONTHLY CHARGES

     o A sales charge is deducted from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

     o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

     o The Contract Fund is reduced by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

     o A charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables.

     o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

     o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.

     o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.

     o An administrative processing charge of up to $15 will be made in connection with each withdrawal of excess cash surrender value.

     ---------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend and have the financial capability to keep it in force for a substantial period.

When you first buy the Contract you give instructions to Pruco Life as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 21 of this prospectus, and of the fixed-rate option are as follows:

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO. Achievement of a high total investment return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

FIXED-RATE OPTION

Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the fixed-rate option which under certain circumstances Pruco Life may waive.

THE SCHEDULED PREMIUM

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

The amount of the scheduled premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 20. The scheduled premium will not be increased (except to reflect changes in the rate for taxes attributable to premiums). See PREMIUMS, page 13.

PAYMENT OF HIGHER PREMIUMS

The payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. See PREMIUMS, page 13 and TAX TREATMENT OF CONTRACT BENEFITS, page 20.

CONTRACT LOANS

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See CONTRACT LOANS, page 16. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.

PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS

Pruco Life's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life. However, it differs in two important ways. First, Pruco Life guarantees that if the Scheduled Premiums are paid when due or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract - an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a PRUVIDER Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Pruco Life provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                    FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF
                                 THE SERIES FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 2 available portfolios of the Series Fund for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

NOTE, HOWEVER, THAT THESE TABLES DO NOT TELL YOU HOW YOUR CONTRACT FUND WOULD HAVE CHANGED DURING THIS PERIOD BECAUSE THEY DO NOT REFLECT THE DEDUCTIONS FROM THE CONTRACT FUND OTHER THAN THE PORTFOLIO DEDUCTIONS.

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)
The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                              CONSERVATIVE BALANCED
                    ----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                    ----------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)     1993(a)    1992(a)    1991(a)    1990(a)   1989(a)   1988(a)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   15.52  $   15.31  $   14.10  $  14.91    $  14.24  $   14.32  $   13.06  $   13.36  $  12.30  $  11.89
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.76       0.66       0.63      0.53        0.49       0.56       0.69       0.82      0.89      0.77
Net realized and
  unrealized gains
  (losses) on
  investments.....       1.26       1.24       1.78     (0.68)       1.23       0.41       1.74      (0.14)     1.15      0.43
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
    Total from
      investment
     operations...       2.02       1.90       2.41     (0.15)       1.72       0.97       2.43       0.68      2.04      1.20
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.76)     (0.66)     (0.64)    (0.51)      (0.47)     (0.54)     (0.67)     (0.81)    (0.89)    (0.79)
Distributions from
  net realized
  gains...........      (1.81)     (1.03)     (0.56)    (0.15)      (0.58)     (0.51)     (0.50)     (0.17)    (0.09)       --
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
    Total
    distributions.      (2.57)     (1.69)     (1.20)    (0.66)      (1.05)     (1.05)     (1.17)     (0.98)    (0.98)    (0.79)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
Net Asset Value,
  end of year.....  $   14.97  $   15.52  $   15.31  $  14.10    $  14.91  $   14.24  $   14.32  $   13.06  $  13.36  $  12.30
                    =========  =========  =========  ========    ========  =========  =========  =========  ========  ========
TOTAL INVESTMENT
  RETURN(b).......      13.45%     12.63%     17.27%    (0.97)%     12.20%      6.95%     19.07%      5.27%    16.99%    10.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......  $ 4,744.2  $ 4,478.8  $ 3,940.8  $3,501.1    $3,103.2  $ 2,114.0  $ 1,500.0  $ 1,100.2  $  976.0  $  815.6
Ratios to average
  net assets:
  Expenses........       0.56%      0.59%      0.58%     0.61%       0.60%      0.62%      0.63%      0.65%     0.64%     0.65%
  Net investment
    income........       4.48%      4.13%      4.19%     3.61%       3.22%      3.88%      4.89%      6.21%     6.81%     6.22%
Portfolio turnover
  rate............        295%       295%       201%      125%         79%        62%       115%        44%      154%      111%
Average commission
  rate paid per
  share...........    $0.0563    $0.0554        N/A       N/A         N/A        N/A        N/A        N/A       N/A       N/A

                                                                  FLEXIBLE MANAGED
                    ------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                    ------------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)     1993(a)    1992(a)    1991(a)    1990(a)    1989(a)    1988(a)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   17.79  $   17.86  $   15.50  $  16.96    $  16.01  $   16.29  $   14.00  $   14.45  $   13.12  $   12.33
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.59       0.57       0.56      0.47        0.57       0.58       0.65       0.72       0.82       0.72
Net realized and
  unrealized gains
  (losses) on
  investments.....       2.52       1.79       3.15     (1.02)       1.88       0.61       2.81      (0.47)      1.99       0.84
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
    Total from
      investment
      operations..       3.11       2.36       3.71     (0.55)       2.45       1.19       3.46       0.25       2.81       1.56
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.58)     (0.58)     (0.56)    (0.45)      (0.57)     (0.56)     (0.66)     (0.70)     (0.81)     (0.77)
Distributions from
  net realized
  gains...........      (3.04)     (1.85)     (0.79)    (0.46)      (0.93)     (0.91)     (0.51)        --      (0.67)        --
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
    Total
    distributions.      (3.62)     (2.43)     (1.35)    (0.91)      (1.50)     (1.47)     (1.17)     (0.70)     (1.48)     (0.77)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  end of year.....  $   17.28  $   17.79  $   17.86  $  15.50    $  16.96  $   16.01  $   16.29  $   14.00  $   14.45  $   13.12
                    =========  =========  =========  ========    ========  =========  =========  =========  =========  =========
TOTAL INVESTMENT
  RETURN(b).......      17.96%     13.64%     24.13%    (3.16)%     15.58%      7.61%     25.43%      1.91%     21.77%     12.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......   $5,490.1   $4,896.9   $4,261.2  $3,481.5    $3,292.2   $2,435.6   $1,990.7   $1,507.8   $1,386.5   $1,103.9
Ratios to average
  net assets:
  Expenses........       0.62%      0.64%      0.63%     0.66%       0.66%      0.67%      0.67%      0.69%      0.69%      0.70%
  Net investment
    income........       3.02%      3.07%      3.30%     2.90%       3.30%      3.63%      4.23%      5.13%      5.66%      5.52%
Portfolio turnover
  rate............        227%       233%       173%      124%         63%        59%        93%        52%       141%       128%
Average commission
  rate paid per
  share...........    $0.0569    $0.0563        N/A       N/A         N/A        N/A        N/A        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                            PORTFOLIO RATES OF RETURN

The following table, based upon the immediately preceding financial highlights for the Series Fund, shows first the average annual compounded net rates of return for each Portfolio for the year ended December 31, 1997, for the 5 year and 10 year periods ending on that date, and from the inception date of each Portfolio to December 31, 1997. These rates of return should not be regarded as an estimate or prediction of future performance. They may be useful in assessing the competence and performance of the Series Fund's investment advisor and in helping you to decide which portfolios to choose. THIS INFORMATION RELATES ONLY TO THE SERIES FUND AND DOES NOT REFLECT THE VARIOUS OTHER CHARGES MADE UNDER THE CONTRACTS.

                                                          5 YEARS     10 YEARS    INCEPTION TO
                              INCEPTION    YEAR ENDED      ENDED        ENDED         DATE
        PORTFOLIO               DATE        12/31/97     12/31/97     12/31/97      12/31/97
--------------------------  -------------  -----------  -----------  -----------  -------------
CONSERVATIVE BALANCED              5/83         13.45%       10.74%       11.15%        10.80%
FLEXIBLE MANAGED                   5/83         17.96%       13.25%       13.41%        12.18%

             ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS
                            AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract Fund is allocated to the fixed-rate option. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the selected Series Fund portfolios were a uniform, after tax, annual rate of 0%, 4%, 8%, and 12% and minimum scheduled premiums were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life's current charges. The values shown in these tables are calculated upon the assumption that Pruco Life will continue to use the administrative charges and mortality rates that it is currently using, even though it is permitted under the Contract to use higher administrative charges and the higher mortality charges specified in the 1980 CSO Table. While Pruco Life does not currently intend to withdraw or modify these reductions in charges, it reserves the right to do so.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum administrative charges allowable under the Contract and the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract; they do not reflect Pruco Life's current practice of reducing the administrative and mortality charges.

The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. This is because these tables assume an investment management fee and other estimated Series Fund expenses totaling 0.59% and also reflect the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual rate of 0.9%. The 0.59% figure is based on an average of the current management fees of the two available portfolios and an analysis of historical operating expenses other than management fees, taking into account any applicable expense offsets. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.59%, will vary from year to year, and will depend on how the Contract Fund is allocated. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% correspond in the tables to approximate net annual rates of return of -1.49%, 2.51%, 6.51%, and 10.51%, respectively. The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account (other than "taxes attributable to premiums"). If such a charge is made in the future, it will take higher gross rates of return to produce the same net after-tax returns. The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.

Upon request, Pruco Life will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.



                                                            ILLUSTRATIONS
                                                            -------------

                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   181         $5,003       $5,007      $ 5,011       $ 5,016        $  0         $    0      $     2       $     6
     2        $   369         $5,002       $5,013      $ 5,025       $ 5,036        $ 48         $   59      $    70       $    82
     3        $   564         $5,000       $5,019      $ 5,040       $ 5,063        $101         $  121      $   142       $   165
     4        $   767         $5,000       $5,024      $ 5,058       $ 5,096        $154         $  185      $   219       $   257
     5        $   978         $5,000       $5,028      $ 5,079       $ 5,136        $205         $  249      $   300       $   357
     6        $ 1,198         $5,000       $5,034      $ 5,105       $ 5,187        $268         $  330      $   401       $   483
     7        $ 1,427         $5,000       $5,039      $ 5,134       $ 5,248        $331         $  411      $   507       $   620
     8        $ 1,665         $5,000       $5,043      $ 5,167       $ 5,320        $392         $  494      $   618       $   771
     9        $ 1,912         $5,000       $5,047      $ 5,205       $ 5,404        $452         $  578      $   736       $   935
    10        $ 2,169         $5,000       $5,050      $ 5,248       $ 5,503        $511         $  663      $   861       $ 1,116
    15        $ 3,617         $5,000       $5,058      $ 5,544       $ 6,271        $721         $1,047      $ 1,532       $ 2,259
    20        $ 5,379         $5,000       $5,048      $ 6,027       $ 9,117        $882         $1,457      $ 2,436       $ 4,122
    25        $ 7,523         $5,000       $5,016      $ 6,983       $13,550        $970         $1,882      $ 3,643       $ 7,069
30 (Age 65)   $10,132         $5,000       $5,000      $ 8,747       $19,608        $940         $2,304      $ 5,202       $11,661
    35        $13,305         $5,000       $5,000      $10,721       $27,975        $700         $2,696      $ 7,157       $18,678
    40        $17,166         $5,000       $5,000      $12,973       $39,652        $ 52         $3,019      $ 9,560       $29,220
    45        $21,864         $5,000       $5,000      $15,607       $56,163        $  0         $3,189      $12,446       $44,788

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.









                                       T1


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES
                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   407        $20,012      $20,024      $20,036      $ 20,048        $   39      $    50      $    62      $     74
     2        $   829        $20,013      $20,046      $20,080      $ 20,115        $  243      $   276      $   310      $    345
     3        $ 1,269        $20,002      $20,065      $20,133      $ 20,204        $  442      $   506      $   573      $    644
     4        $ 1,726        $20,000      $20,082      $20,195      $ 20,317        $  636      $   739      $   852      $    974
     5        $ 2,202        $20,000      $20,095      $20,266      $ 20,457        $  833      $   986      $ 1,157      $  1,347
     6        $ 2,697        $20,000      $20,112      $20,357      $ 20,636        $1,084      $ 1,296      $ 1,540      $  1,820
     7        $ 3,211        $20,000      $20,128      $20,461      $ 20,853        $1,335      $ 1,617      $ 1,950      $  2,342
     8        $ 3,746        $20,000      $20,141      $20,579      $ 21,111        $1,582      $ 1,944      $ 2,383      $  2,914
     9        $ 4,302        $20,000      $20,152      $20,715      $ 21,416        $1,824      $ 2,276      $ 2,839      $  3,539
    10        $ 4,881        $20,000      $20,160      $20,867      $ 21,773        $2,060      $ 2,612      $ 3,319      $  4,225
    15        $ 8,140        $20,000      $20,164      $21,949      $ 24,589        $2,900      $ 4,119      $ 5,903      $  8,544
    20        $12,106        $20,000      $20,092      $23,738      $ 34,499        $3,549      $ 5,730      $ 9,376      $ 15,597
    25        $16,931        $20,000      $20,000      $26,860      $ 51,316        $3,900      $ 7,391      $14,013      $ 26,771
30 (Age 65)   $22,801        $20,000      $20,000      $33,679      $ 74,293        $3,775      $ 9,031      $20,028      $ 44,181
    35        $29,942        $20,000      $20,000      $41,307      $106,029        $2,801      $10,514      $27,578      $ 70,789
    40        $38,631        $20,000      $20,000      $50,014      $150,318        $  181      $11,630      $36,856      $110,771
    45        $49,203        $20,000      $20,000      $60,199      $212,938        $    0      $11,934      $48,007      $169,812

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T2


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   181         $5,000       $5,000      $ 5,004       $ 5,009          $  0       $    0       $    0       $     0
     2        $   369         $5,000       $5,000      $ 5,010       $ 5,022          $ 35       $   45       $   56       $    67
     3        $   564         $5,000       $5,000      $ 5,018       $ 5,040          $ 82       $  101       $  120       $   142
     4        $   767         $5,000       $5,000      $ 5,028       $ 5,063          $128       $  157       $  189       $   224
     5        $   978         $5,000       $5,000      $ 5,040       $ 5,093          $172       $  214       $  261       $   314
     6        $ 1,198         $5,000       $5,000      $ 5,054       $ 5,130          $228       $  285       $  350       $   426
     7        $ 1,427         $5,000       $5,000      $ 5,071       $ 5,174          $283       $  356       $  443       $   547
     8        $ 1,665         $5,000       $5,000      $ 5,090       $ 5,228          $336       $  428       $  541       $   679
     9        $ 1,912         $5,000       $5,000      $ 5,112       $ 5,291          $388       $  501       $  643       $   822
    10        $ 2,169         $5,000       $5,000      $ 5,137       $ 5,366          $439       $  574       $  750       $   979
    15        $ 3,617         $5,000       $5,000      $ 5,320       $ 5,954          $603       $  887       $1,309       $ 1,942
    20        $ 5,379         $5,000       $5,000      $ 5,627       $ 7,702          $713       $1,205       $2,037       $ 3,482
    25        $ 7,523         $5,000       $5,000      $ 6,110       $11,242          $742       $1,503       $2,975       $ 5,865
30 (Age 65)   $10,132         $5,000       $5,000      $ 7,022       $15,936          $635       $1,744       $4,176       $ 9,477
    35        $13,305         $5,000       $5,000      $ 8,452       $22,224          $284       $1,853       $5,643       $14,837
    40        $17,166         $5,000       $5,000      $10,014       $30,713          $  0       $1,672       $7,379       $22,633
    45        $21,864         $5,000       $5,000      $11,750       $42,268          $  0       $  767       $9,370       $33,708

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T3


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   407        $20,000      $20,000      $20,009      $ 20,020        $   12       $   24      $    35      $     46
     2        $   829        $20,000      $20,000      $20,024      $ 20,057        $  191       $  222      $   253      $    286
     3        $ 1,269        $20,000      $20,000      $20,045      $ 20,111        $  364       $  423      $   485      $    551
     4        $ 1,726        $20,000      $20,000      $20,074      $ 20,186        $  533       $  628      $   731      $    843
     5        $ 2,202        $20,000      $20,000      $20,110      $ 20,284        $  705       $  844      $ 1,000      $  1,174
     6        $ 2,697        $20,000      $20,000      $20,154      $ 20,408        $  925       $1,117      $ 1,338      $  1,591
     7        $ 3,211        $20,000      $20,000      $20,208      $ 20,561        $1,145       $1,398      $ 1,697      $  2,050
     8        $ 3,746        $20,000      $20,000      $20,271      $ 20,746        $1,360       $1,683      $ 2,074      $  2,549
     9        $ 4,302        $20,000      $20,000      $20,345      $ 20,968        $1,569       $1,970      $ 2,469      $  3,092
    10        $ 4,881        $20,000      $20,000      $20,431      $ 21,232        $1,772       $2,260      $ 2,883      $  3,683
    15        $ 8,140        $20,000      $20,000      $21,070      $ 23,346        $2,433       $3,487      $ 5,024      $  7,300
    20        $12,106        $20,000      $20,000      $22,169      $ 28,945        $2,881       $4,725      $ 7,807      $ 13,086
    25        $16,931        $20,000      $20,000      $23,925      $ 42,300        $2,994       $5,874      $11,387      $ 22,068
30 (Age 65)   $22,801        $20,000      $20,000      $26,854      $ 60,009        $2,566       $6,774      $15,970      $ 35,686
    35        $29,942        $20,000      $20,000      $32,365      $ 83,731        $1,153       $7,105      $21,608      $ 55,902
    40        $38,631        $20,000      $20,000      $38,386      $115,758        $    0       $6,187      $28,287      $ 85,303
    45        $49,203        $20,000      $20,000      $45,078      $159,345        $    0       $2,146      $35,948      $127,073

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T4

                            GENERAL INFORMATION ABOUT
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                            AND THE FIXED RATE OPTION

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

Pruco Life PRUVIDER Variable Appreciable Account was established on July 10, 1992 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE FIXED-RATE OPTION

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Pruco Life and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See CONTRACT DATE, page 13. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 14). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 18).

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. The Contract may generally be issued on insureds below the age of 76. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FEES AND CHARGES

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums

(a) A charge for taxes attributable to premiums is deducted from each premium. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. It varies from jurisdiction to jurisdiction and generally ranges from 0.75% to 5% (but in some instances it may exceed 5%) of the premium received by Pruco Life. The amount charged may be more than Pruco Life actually pays. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,668,969, $2,187,535, and $2,003,387, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,239,689, $1,155,021, and $965,634, respectively, in processing charges.

Deductions from Portfolios

(a) An investment advisory fee is deducted daily from each portfolio at an annual rate of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown as follows:

--------------------------------------------------------------------------------
                                      ADVISORY          OTHER          TOTAL
                PORTFOLIO                FEE          EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Conservative Balanced                   0.55%           0.01%          0.56%
Flexible Managed                        0.60%           0.02%          0.62%
--------------------------------------------------------------------------------




Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) A sales charge, often called a sales load, is deducted to pay part of the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, this charge is somewhat less than (significantly less for Contracts with small face amounts) 6% of the annual Scheduled Premium.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under SURRENDER OR WITHDRAWAL CHARGES. During 1997, 1996 and 1995, Pruco Life received a total of approximately $3,998,082, $3,685,080, and $3,035,533, respectively, in sales load charges.

(b) A charge of not more than $0.01 per $1000 of face amount of insurance is made to compensate Pruco Life for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Pruco Life received a total of approximately $158,412, $147,942, and $120,813, respectively, for this risk charge.

(c) An administrative charge of $6 plus up to $0.19 per $1,000 per month of face amount of insurance is deducted each month. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 13, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Pruco Life received a total of approximately $8,726,448, $8,169,343, and $6,876,677, respectively, in monthly administrative charges.

(d) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Pruco Life to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Pruco Life may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 17.

(e) If the Contract includes riders, Pruco Life deducts any charges applicable to those riders from the Contract Fund on each Monthly date. In addition, Pruco Life will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. Pruco Life will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Daily Deduction from the Contract Fund

Each day a charge is deducted from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,776,910, $1,391,951, and $976,867, respectively, in mortality and expense risk charges.

Surrender or Withdrawal Charges

(a) An additional sales load (the CDSL) is charged if a Contract is surrendered for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse during the first 5 Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the tenth anniversary. Other important limitations apply. They are described more fully in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUMULATIVE
                                                 CUMULATIVE                                                   TOTAL SALES
                         CUMULATIVE              SALES LOAD            CONTINGENT                               LOAD AS
 SURRENDER,              SCHEDULED                DEDUCTED              DEFERRED             TOTAL               PER-
LAST DAY OF               PREMIUMS                  FROM                  SALES              SALES            CENTAGE OF
  YEAR NO.                  PAID                  CONTRACT                LOAD               LOAD              SCHEDULED
                                                    FUND                                                       PREMIUMS
                                                                                                                 PAID
--------------------------------------------------------------------------------------------------------------------------
      1                  $  390.90                $ 18.24                $ 87.22            $105.46              26.98%
      2                     781.80                  36.48                 104.16             140.64              17.99%
      3                   1,172.70                  54.72                 121.10             175.82              14.99%
      4                   1,563.60                  72.96                 138.04             211.00              13.49%
      5                   1,954.50                  91.20                 146.55             237.75              12.16%
      6                   2,345.40                 109.44                 121.80             231.24               9.86%
      7                   2,736.30                 127.68                  91.40             219.08               8.01%
      8                   3,127.20                 145.92                  60.80             206.72               6.61%
      9                   3,518.10                 164.16                  30.40             194.56               5.53%
     10                   3,909.00                 182.40                   0.00             182.40               4.67%
--------------------------------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1997, 1996 and 1995, Pruco Life received a total of approximately $295,205, $269,611, and $219,895, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Transaction Charges

An administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the Statement of Additional Information.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be the date the first premium was paid and the Contract was delivered. Under certain circumstances, Pruco Life will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that will result in the use by Pruco Life of a lower issue age in determining the amount of the scheduled premium. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------------------------
                              $10,000 FACE AMOUNT                        $20,000 FACE AMOUNT
                        -------------------------------------------------------------------------
                        PREFERRED             STANDARD             PREFERRED             STANDARD
--------------------------------------------------------------------------------------------------
 Male, age 35            $233.70              $274.01               $390.90              $ 471.52
   at issue
--------------------------------------------------------------------------------------------------
Female, age 45           $278.04              $308.53               $479.59              $ 540.57
   at issue
--------------------------------------------------------------------------------------------------
 Male, age 55            $450.96              $562.17               $825.43              $1047.86
   at issue
--------------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual scheduled premium for that Contract.

---------------------------------------------------------------------------------------------
                              $10,000 FACE AMOUNT                        $20,000 FACE AMOUNT
                         --------------------------------------------------------------------
                         MONTHLY               ANNUAL               MONTHLY           ANNUAL
---------------------------------------------------------------------------------------------
 Male, age 35            $22.43               $233.70               $36.59            $390.90
   at issue
---------------------------------------------------------------------------------------------
Female, age 45           $26.46               $278.04               $44.65            $479.59
   at issue
---------------------------------------------------------------------------------------------
 Male, age 55            $41.96               $450.96               $75.66            $825.43
   at issue
---------------------------------------------------------------------------------------------


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 17. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Pruco Life will generally accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

ALLOCATION OF PREMIUMS

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium. The remainder is allocated on the Contract date among the subaccount[s] or the fixed-rate option according to the desired allocation specified in the application form. From this invested portion of the initial premium, the first monthly deductions are made. See CONTRACT FEES AND CHARGES, page 10. The invested portion of any part of the initial premium in excess of the Scheduled Premium is placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. All subsequent premium payments, after the deduction from premiums, will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning the Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 17), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. Currently you may make additional transfers with Pruco Life's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.

Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The valuation period is defined as the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned, depending on the terms of the assignment. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option are subject to restrictions and may only be made with Pruco Life's consent. Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As previously stated, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 10. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

The death benefit will change from the outset with investment experience. The precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, and assuming the optional paid-up benefit is not in effect, see PAID-UP INSURANCE OPTION, on page 17, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. Pruco Life guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

CONTRACT LOANS

The owner may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to
(1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 20, and LAPSE AND REINSTATEMENT, page 17.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,242.58. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.51% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

SURRENDER OF A CONTRACT

You may surrender a Contract for its cash surrender value while the insured is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. We are currently allowing partial surrenders of Contracts, but we reserve the right to cancel this administrative practice. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Variable reduced paid-up insurance has cash surrender and loan values.

Variable reduced paid-up insurance is the automatic option provided upon lapse, if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. Variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

PAID-UP INSURANCE OPTION

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor. Upon request, Pruco Life will quote the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than the quoted amount is received within two weeks of the quote. There is no guarantee if the remittance is received within the two week period and is less than the quoted amount or if the remittance is received outside the two week period. In this case, Pruco Life will add the remittance to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount is calculated below the face amount, the insured will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the Living Needs Benefit if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment manager of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in both. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual or semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the inside front cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

The tax treatment of life insurance is complex and may change. Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. A more technical discussion of what follows is contained in the Statement of Additional Information.

Treatment as Life Insurance. Pruco Life believes that the Contract should qualify as "life insurance" under the Internal Revenue Code. This means that:
(1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.

Although Pruco Life believes the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, all or a portion of a withdrawal during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans and withdrawals (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years, or if the face amount of insurance is increased or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

Withholding. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes will be withheld or in certain other circumstances.

OTHER CONTRACT PROVISIONS

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 28 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.

The Series Fund is currently made up of fifteen separate portfolios, two of which, the Conservative Balanced and Flexible Managed Portfolios, are available to Contract owners. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.

Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

Prudential is the investment manager of the Series Fund. Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. One of PIC's business groups is Prudential Investments. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 26.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of both portfolios available to PRUVIDER Contract owners are set forth on page 3. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of both portfolios. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

      Asset Type                  Minimum        Normal          Maximum
      ----------                  -------        ------          -------
        Stocks                      15%            35%             50%
Bonds and Money Market              25%            65%             85%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of this portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. A description of corporate bond ratings is contained in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 24.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when- issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, beginning on page 25, and in detail in the Statement of Additional Information.

The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Warren Spitz, Managing Director, Prudential Investments, has been the portfolio manager of the portfolio since 1995 and manages a portion of the portfolio's equity holdings. The balance of the portfolio's equity holdings are managed to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Tony Rodriguez, Managing Director, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Mr. Spitz is also portfolio manager of the Prudential Equity Income Fund and the Equity Income and Flexible Managed Portfolios of the Series Fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc. and the Flexible Managed Portfolio of the Series Fund.

FLEXIBLE MANAGED PORTFOLIO. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

 Asset Type                           Minimum           Normal           Maximum
 ----------                           -------           ------           -------
    Stocks                             25%                60%             100%
    Bonds                               0%                40%              75%
Money Market                            0%                 0%              75%

The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.

The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, below.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, below, and in detail in the Statement of Additional Information.

The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that it will invest in bonds with longer maturities; and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher--to the extent that each of these factors results in greater risks--than the risk of investing in the Conservative Balanced Portfolio.

The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Warren Spitz, Managing Director, Prudential Investments, manages a portion of the portfolio's equity holdings. The balance of the portfolio's equity holdings are managed to replicate the performance of the S&P 500 Index. Tony Rodriguez, Managing Director, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Mr. Spitz has been portfolio manager of the equity portion of the Conservative Balanced Portfolio since 1995 and is also portfolio manager of the Prudential Equity Income Fund and the Equity Income Portfolio of the Series Fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc., and the Conservative Balanced Portfolio of the Series Fund.

FOREIGN SECURITIES

The bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."

ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS in the Statement of Additional Information.

RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE

The Conservative Balanced and Flexible Managed Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The value of the fixed income securities in the portfolio will be directly impacted by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. Prudential considers both credit risk and market risk in selecting securities for the portfolio. By holding a diversified selection of such securities, the portfolio seeks to reduce this volatility.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Prudential could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities therefore may be less than the prices used in calculating the portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Series Fund's Board of Directors using a method that, in the good faith belief of the Board, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board's judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for high yield/high risk securities. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

OPTIONS, FUTURES CONTRACTS AND SWAPS

The description of the portfolios' investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

SHORT SALES

The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale.

REPURCHASE AGREEMENTS

The portfolios may enter into repurchase agreements, subject to each portfolio's investment limit in short-term debt obligations, whereby the seller of a security agrees to repurchase that security from the portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the portfolio's money is invested in the repurchase agreement. The repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the portfolio may incur a loss. Both portfolios participate in a joint repurchase account pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the portfolios may be aggregated and invested in one or more repurchase agreements. Each portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use reverse repurchase agreements and dollar rolls. The money market portion of these portfolios may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. No portfolio will obligate more than 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

LOANS OF PORTFOLIO SECURITIES

Both of the portfolios may from time to time lend the securities they hold to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.

There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with Prudential.

                      INVESTMENT RESTRICTIONS APPLICABLE TO
                                 THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES

The Series Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment manager.

Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment manager. Total assets under management as of December 31, 1997 were over $370.4 billion which includes over $251.6 billion owned by Prudential and approximately $118.8 billion of external assets under Prudential's management.

Subject to Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by Prudential with respect to the Conservative Balanced and Flexible Managed Portfolios, are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC which provides that a portion of the fee received by Prudential for providing investment advisory services will be paid to PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 10. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.

                                STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS

The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31,1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

                              YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Pruco Life and Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to Pruco Life at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.      MORE DETAILED INFORMATION ABOUT THE CONTRACT.

        SALES LOAD UPON SURRENDER. A description is given of exactly how Pruco Life determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

        REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life's expenses will be reduced, some of the charges under those Contracts may be reduced.

        PAYING PREMIUMS BY PAYROLL DEDUCTION. Your employer may pay monthly premiums for you with deductions from your salary.

        UNISEX PREMIUMS AND BENEFITS. In some states and under certain circumstances, premiums and benefits will not vary with the sex of the insured.

        HOW THE DEATH BENEFIT WILL VARY. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

        WITHDRAWAL OF EXCESS CASH SURRENDER VALUE. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life representative to discuss whether a withdrawal or a loan is preferable.

        TAX TREATMENT OF CONTRACT BENEFITS. A fuller account is provided of how Contract owners may be affected by federal income taxes.

        SALE OF THE CONTRACT AND SALES COMMISSIONS. The Contract is sold primarily by agents of Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, no more than 6% of the Scheduled Premiums for the second through tenth years and smaller commissions thereafter.

        RIDERS. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

        OTHER STANDARD CONTRACT PROVISIONS. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.     INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.
                 General
                 Convertible Securities
                 Loan Participations
                 Warrants
                 Options and Futures
                 When-Issued and Delayed Delivery Securities
                 Short Sales
                 Short Sales Against the Box
                 Interest Rate Swaps
                 Loans of Portfolio Securities
                 Illiquid Securities
                 Forward Foreign Currency Exchange Contracts

        A more detailed description is given of these investments and the policies of these portfolios.

III.    INVESTMENT RESTRICTIONS.

        There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.     INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

        A fuller description than that in the prospectus is given.

V.      PORTFOLIO TRANSACTIONS AND BROKERAGE.

        A description is given of how securities transactions are effected and how Prudential selects the brokers.

VI.     DETERMINATION OF NET ASSET VALUE.

        A full description is given of how the daily net asset value of each portfolio is determined.

VII.    SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

        A full description is given.

VIII.   DEBT RATINGS.

        A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Ratings Services describe the creditworthiness of debt securities.

IX.     POSSIBLE REPLACEMENT OF THE SERIES FUND.

        Although it is most unlikely, it is conceivable that Pruco Life might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.      OTHER INFORMATION CONCERNING THE SERIES FUND.

                 Incorporation and Authorized Stock
                 Dividends, Distributions and Taxes
                 Custodian, Transfer Agent, and Dividend Disbursing Agent Year 2000

                 Experts
                 License

        More detail is provided about these matters.

XI.     DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND.

        The names and recent affiliations of Pruco Life's directors and executive officers are given. The same information is given for the Series Fund.

XII.    FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII.   THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and subsidiaries which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                            SUBACCOUNTS
                                                   ---------------------------
                                                     FLEXIBLE     CONSERVATIVE
                                                     MANAGED        BALANCED
                                                   ------------   ------------
ASSETS
   Investment in shares of The Prudential Series
   Fund, Inc.
     Portfolios at net asset value [Note 3] ....   $108,801,658   $103,787,488
   Receivable from Pruco Life Insurance Company
   [Note 2] ....................................         67,000         70,991
                                                   ------------   ------------
     Net Assets ................................   $108,868,658   $103,858,479
                                                   ============   ============

NET ASSETS, representing:
   Equity of Contract owners ...................   $108,868,658   $103,858,479
                                                   ============   ============

STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                            SUBACCOUNTS
                                                   ---------------------------
                                                       FLEXIBLE   CONSERVATIVE
                                                       MANAGED      BALANCED
                                                   ------------   ------------

INVESTMENT INCOME
   Dividend distributions received ..............   $  3,045,029  $  4,605,400

EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk [Note 5A] ..        890,696       886,214
                                                   -------------  -------------

NET INVESTMENT INCOME ...........................      2,154,333     3,719,186
                                                   -------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received .........     16,205,801    11,137,278
   Realized gain on shares redeemed
     [average cost basis] .......................        130,940       212,244
   Net change in unrealized (loss) on investments     (3,235,860)   (3,623,420)
                                                   -------------  -------------

NET GAIN ON INVESTMENTS .........................     13,100,881     7,726,102
                                                   -------------  -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................   $ 15,255,214  $ 11,445,288
                                                   =============  =============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 THROUGH A5
                                       A1

                             FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997,  1996 and 1995

                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                                     FLEXIBLE                             CONSERVATIVE
                                                                     MANAGED                                BALANCED
                                                       ------------------------------------  --------------------------------------
                                                         1997         1996          1995          1997         1996         1995
                                                       ----------   ----------   ----------  ------------  -----------  -----------
OPERATIONS:
   Net investment income............................   $2,154,333   $1,773,662   $1,286,436    $3,719,186   $2,785,827   $2,140,247
   Capital gains distributions received.............   16,205,801    8,045,666    2,529,393    11,137,278    5,586,889    2,376,572
   Realized gain on shares redeemed
     [average cost basis]...........................      130,940            0            0       212,244        3,248            0
   Net change in unrealized gain (loss) on
     investments....................................   (3,235,860)    (782,631)   6,464,304    (3,623,420)     771,969    4,408,774
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS........................   15,255,214    9,036,697   10,280,133    11,445,288    9,147,933    8,925,593
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7].........................................    6,605,926   16,291,683   13,702,273       427,926   12,500,355   13,523,927
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8].........................................     (328,229)     302,045     (910,613)     (322,721)     285,561     (963,325)
                                                     ------------  -----------  -----------  ------------  -----------  -----------

TOTAL INCREASE IN NET ASSETS........................   21,532,911   25,630,425   23,071,793    11,550,493   21,933,849   21,486,195

NET ASSETS:
   Beginning of year...............................    87,335,747   61,705,322   38,633,529    92,307,986   70,374,137   48,887,942
                                                     ------------  -----------  -----------  ------------  -----------  -----------
   End of year.....................................  $108,868,658  $87,335,747  $61,705,322  $103,858,479  $92,307,986  $70,374,137
                                                     ============  ===========  ===========  ============  ===========  ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 THROUGH A5
                                       A2

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1:    GENERAL

           Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The  investments in shares of the Series Fund are stated
           -----------
           at the net asset value of the respective portfolio.

           Security   Transactions--Realized   gains  and  losses  on   security
           -----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions   Received--Dividend  and  capital  gain  distributions
           ------------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity  of Pruco  Life  Insurance  Company--Pruco  Life  maintains  a
           ------------------------------------------
           position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A3

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                      PORTFOLIOS
                             ---------------------------
                               FLEXIBLE     CONSERVATIVE
                               MANAGED        BALANCED
                             ------------   ------------

Number of Shares:               6,296,287      6,932,930
Net asset value per share:   $   17.28029   $   14.97022
Cost:                        $109,239,908   $104,868,420

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                   SUBACCOUNTS
                                   -----------------------------------
                                          FLEXIBLE        CONSERVATIVE
                                          MANAGED           BALANCED
                                   -----------------------------------
Contract Owner Units Outstanding     36,300,321.680     41,809,466.917
Unit Value .....................   $        2.99911    $       2.48409
                                   ----------------    ---------------
TOTAL CONTRACT OWNER EQUITY ...    $    108,868,658    $   103,858,479
                                   ================    ===============


NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life was $1,776,910.

           B.  Deferred Sales Charge

               Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Pruco Life was $ 295,205.

           C.  Cost of Insurance Charges

               Contract owner contributions are applied to the Account net of the following charges: transaction costs, premium taxes, sales loads, administrative charges, and death benefit risk charges. During 1997, Pruco Life received a total of $1,239,689, $1,668,969, $3,998,082, $8,726,448 and $158,412, respectively, for these charges.

NOTE 6:    TAXES

           Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A4

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent Contract owner activity components for the year ended December 31, 1997:

                                                                 SUBACCOUNTS
                                                          ----------------------------
                                                            FLEXIBLE      CONSERVATIVE
                                                             MANAGED        BALANCED
                                                          -------------   -------------
Contract Owner Net Payments ...........................   $ 26,737,492    $ 19,001,987
Policy Loans ..........................................   $   (912,970)   $   (704,562)
Policy Loan Repayment and Interest ....................   $    390,085    $    350,979
Surrenders, Withdrawals, and Death Benefits ...........   $ (6,402,537)   $ (6,555,299)
Net Transfers From (To) Other Subaccounts or Fixed Rate
     Options ..........................................   $    567,479    $   (476,329)
Administrative and Other Charges ......................   $(13,773,623)   $(11,188,850)


NOTE 8:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

          The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to the Account.

NOTE 9: UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and December 31, 1996 were as follows:

                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                          FLEXIBLE                           CONSERVATIVE
                                                          MANAGED                              BALANCED
                                               --------------------------------      -------------------------------
                                                   1997               1996               1997              1996
                                               --------------    --------------      --------------  ----------------

Contract Owner Contributions:                  9,998,784.494     14,116,349.476      8,324,435.867   13,901,186.920
Contract Owner Redemptions:                   (7,621,394.910)    (7,281,504.623)    (8,122,803.908)  (7,840,673.413)


NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                           PORTFOLIOS
                                             ----------------------------------
                                                  FLEXIBLE        CONSERVATIVE
                                                  MANAGED           BALANCED
                                             ----------------   ---------------
For the year ended December 31, 1997:
Purchases..................................   $   6,505,000     $   2,017,000
Sales......................................   $  (1,185,000)    $  (2,869,000)


                                       A5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life PRUvider Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Flexible Managed and Conservative Balanced) of the Pruco Life PRUvider Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                       A6

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life PRUvider Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life PRUvider Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Flexible Managed and Conservative Balanced subaccounts) for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life PRUvider Variable Appreciable Account for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A7

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

          PRUvider(sm)
          Variable Appreciable Life(R)
          Insurance

[LOGO]    PRUDENTIAL
          Pruco Life Insurance Company
          213 Washington Street, Newark, NJ 07102-2992
          Telephone 800 437-4016
          SVAL-1 Ed. 5/98 CAT#6469898